UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

787 Seventh Avenue, New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Registrant’s telephone number, including area code: 888-793-8637

Date of fiscal year end: August 31

Date of reporting period: August 31, 2025

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

TABLE OF CONTENTS

UBS U.S. Allocation Fund Class A - PWTAX

UBS U.S. Allocation Fund Class P - PWTYX

Annual Shareholder Report

August 31, 2025

UBS U.S. Allocation Fund

Class A

PWTAX

Fund Overview

This annual shareholder report contains important information about UBS U.S. Allocation Fund for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at https://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$107	1.02%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

- Positioning in United States (US) investment grade credit and US securitized credit overweights contributed to performance.

- A preference to hold duration via the 5-year part of the interest rate yield curve instead of the 10-year part added to performance.

- Within equities, US large cap sector bets throughout the period were mixed. Active positioning in the US communication services and US financials sectors contributed the most to performance.

What didn’t work:

- In aggregate, tactical asset allocation contributed negatively to relative performance.

- Overweight stocks vs. bonds positioning was the biggest headwind over the last year particularly from the second quarter of 2025.

- A preference for US small cap stocks over US large cap stocks in late 2024 further weighed down equity performance.

- Security selection detracted from relative performance. Negative impact from the UBS US Large Cap Value HALO and UBS US Large Cap Growth Strategies weighed on performance.

We used derivatives extensively for capital management, risk management, and expressing asset allocation views. We utilized various futures which include equity regional, equity style, fixed income regional in both government and corporate credit. Futures were sometimes used to manage overall regional exposure while increasing exposure to actively managed sleeves of the portfolio. We also utilized futures to gain exposure to asset classes when limited by our maximum allocation to external ETFs by the Investment Company Act of 1940, as amended.

UBS U.S. Allocation Fund

Class A

Fund Overview

Fund Performance

	Class A with Load	S&P 500 Index
8/31/15	$9,450	$10,000
9/30/15	$9,166	$9,753
10/31/15	$9,706	$10,575
11/30/15	$9,817	$10,607
12/31/15	$9,617	$10,439
1/31/16	$9,159	$9,921
2/29/16	$9,117	$9,908
3/31/16	$9,561	$10,580
4/30/16	$9,622	$10,621
5/31/16	$9,727	$10,812
6/30/16	$9,709	$10,840
7/31/16	$10,068	$11,240
8/31/16	$10,115	$11,255
9/30/16	$10,155	$11,257
10/31/16	$9,958	$11,052
11/30/16	$10,115	$11,461
12/31/16	$10,217	$11,688
1/31/17	$10,460	$11,910
2/28/17	$10,740	$12,383
3/31/17	$10,771	$12,397
4/30/17	$10,875	$12,524
5/31/17	$10,988	$12,701
6/30/17	$11,063	$12,780
7/31/17	$11,207	$13,043
8/31/17	$11,231	$13,082
9/30/17	$11,391	$13,352
10/31/17	$11,502	$13,664
11/30/17	$11,719	$14,083
12/31/17	$11,794	$14,240
1/31/18	$12,161	$15,055
2/28/18	$11,823	$14,500
3/31/18	$11,690	$14,132
4/30/18	$11,632	$14,186
5/31/18	$11,903	$14,527
6/30/18	$11,915	$14,617
7/31/18	$12,149	$15,161
8/31/18	$12,380	$15,655
9/30/18	$12,315	$15,744
10/31/18	$11,529	$14,668
11/30/18	$11,664	$14,967
12/31/18	$10,863	$13,615
1/31/19	$11,705	$14,706
2/28/19	$12,045	$15,179
3/31/19	$12,177	$15,473
4/30/19	$12,573	$16,100
5/31/19	$12,012	$15,077
6/30/19	$12,595	$16,139
7/31/19	$12,708	$16,371
8/31/19	$12,484	$16,112
9/30/19	$12,611	$16,414
10/31/19	$12,827	$16,769
11/30/19	$13,143	$17,378
12/31/19	$13,407	$17,902
1/31/20	$13,465	$17,895
2/29/20	$12,810	$16,422
3/31/20	$11,458	$14,394
4/30/20	$12,518	$16,239
5/31/20	$13,002	$17,012
6/30/20	$13,319	$17,351
7/31/20	$13,952	$18,329
8/31/20	$14,563	$19,647
9/30/20	$14,227	$18,900
10/31/20	$14,169	$18,397
11/30/20	$15,419	$20,411
12/31/20	$15,942	$21,196
1/31/21	$15,886	$20,982
2/28/21	$16,343	$21,561
3/31/21	$16,505	$22,505
4/30/21	$17,195	$23,706
5/31/21	$17,195	$23,872
6/30/21	$17,425	$24,429
7/31/21	$17,587	$25,009
8/31/21	$17,820	$25,770
9/30/21	$17,342	$24,571
10/31/21	$18,186	$26,292
11/30/21	$17,991	$26,110
12/31/21	$18,504	$27,280
1/31/22	$17,682	$25,869
2/28/22	$17,471	$25,094
3/31/22	$17,700	$26,026
4/30/22	$16,428	$23,756
5/31/22	$16,438	$23,800
6/30/22	$15,349	$21,835
7/31/22	$16,337	$23,849
8/31/22	$15,738	$22,876
9/30/22	$14,542	$20,769
10/31/22	$15,291	$22,451
11/30/22	$15,942	$23,706
12/31/22	$15,324	$22,340
1/31/23	$16,223	$23,743
2/28/23	$15,861	$23,164
3/31/23	$16,025	$24,015
4/30/23	$16,170	$24,389
5/31/23	$16,211	$24,495
6/30/23	$16,893	$26,114
7/31/23	$17,343	$26,953
8/31/23	$17,111	$26,524
9/30/23	$16,356	$25,259
10/31/23	$15,933	$24,728
11/30/23	$17,149	$26,986
12/31/23	$17,989	$28,212
1/31/24	$18,063	$28,686
2/29/24	$18,638	$30,218
3/31/24	$19,094	$31,190
4/30/24	$18,260	$29,916
5/31/24	$18,917	$31,400
6/30/24	$19,264	$32,527
7/31/24	$19,643	$32,922
8/31/24	$20,014	$33,721
9/30/24	$20,369	$34,441
10/31/24	$20,153	$34,129
11/30/24	$21,088	$36,132
12/31/24	$20,459	$35,271
1/31/25	$20,881	$36,253
2/28/25	$20,689	$35,780
3/31/25	$19,824	$33,764
4/30/25	$19,628	$33,535
5/31/25	$20,284	$35,646
6/30/25	$21,165	$37,459
7/31/25	$21,466	$38,299
8/31/25	$21,913	$39,076

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	9.48%	8.51%	8.77%
Class A with Load	3.48%	7.29%	8.16%
S&P 500 Index	15.88%	14.74%	14.60%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$220,384,456
# of Portfolio Holdings	901
Portfolio Turnover Rate	57%
Total Advisory Fees Paid (includes Administration Fees)	$1,097,829

What is the Fund’s investment objective?

Total return, consisting of long-term capital appreciation and current income.

Top 5 Equity Holdings (% of Net Assets)

NVIDIA Corp.	4.9%
Microsoft Corp.	4.5
Apple, Inc.	3.6
Amazon.com, Inc.	3.2
Alphabet, Inc., Class A	2.3

Top 5 Holdings (other than equities) (% of Net Assets)

iShares Russell 1000 Value ETF	5.2%
Uniform Mortgage-Backed Security, TBA, 5.500%	1.8
Uniform Mortgage-Backed Security, TBA, 6.000%	1.7
iShares Core S&P Mid-Cap ETF	1.6
Uniform Mortgage-Backed Security, TBA, 4.500%	1.4

UBS U.S. Allocation Fund

Class A

Top 5 Asset Classes (% of Net Assets)

Value	Value
Exchange traded funds	6.8%
Asset-backed securities	7.1%
U.S. government agency obligations	14.0%
Corporate bonds	16.0%
Common stocks	59.7%

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended August 31, 2024.

Effective July 26, 2025, the Fund’s principal investment strategies were revised to permit the Fund to invest up to 20% of its net assets in non-US equity and fixed income securities. In addition, the Fund’s principal risks disclosure was revised to include new or enhanced disclosure with respect to the risks associated with foreign investments, such as foreign currency risks, foreign custody risks as well as other risks related to investing in non-US securities.

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit https://www.ubs.com/us/en/assetmanagement/funds/products/mutual-fund.html and select UBS U.S. Allocation Fund.

Phone: 1-800-647 1568

UBS U.S. Allocation Fund

S1833

Class A

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Annual Shareholder Report

August 31, 2025

UBS U.S. Allocation Fund

Class P

PWTYX

Fund Overview

This annual shareholder report contains important information about UBS U.S. Allocation Fund for the period of September 1, 2024 to August 31, 2025. You can find additional information about the Fund at https://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$80	0.76%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

- Positioning in United States (US) investment grade credit and US securitized credit overweights contributed to performance.

- A preference to hold duration via the 5-year part of the interest rate yield curve instead of the 10-year part added to performance.

- Within equities, US large cap sector bets throughout the period were mixed. Active positioning in the US communication services and US financials sectors contributed the most to performance.

What didn’t work:

- In aggregate, tactical asset allocation contributed negatively to relative performance.

- Overweight stocks vs. bonds positioning was the biggest headwind over the last year particularly from the second quarter of 2025.

- A preference for US small cap stocks over US large cap stocks in late 2024 further weighed down equity performance.

- Security selection detracted from relative performance. Negative impact from the UBS US Large Cap Value HALO and UBS US Large Cap Growth Strategies weighed on performance.

We used derivatives extensively for capital management, risk management, and expressing asset allocation views. We utilized various futures which include equity regional, equity style, fixed income regional in both government and corporate credit. Futures were sometimes used to manage overall regional exposure while increasing exposure to actively managed sleeves of the portfolio. We also utilized futures to gain exposure to asset classes when limited by our maximum allocation to external ETFs by the Investment Company Act of 1940, as amended.

UBS U.S. Allocation Fund

Class P

Fund Overview

Fund Performance

	Class P	S&P 500 Index
8/31/15	$10,000	$10,000
9/30/15	$9,699	$9,753
10/31/15	$10,277	$10,575
11/30/15	$10,394	$10,607
12/31/15	$10,184	$10,439
1/31/16	$9,701	$9,921
2/29/16	$9,660	$9,908
3/31/16	$10,135	$10,580
4/30/16	$10,201	$10,621
5/31/16	$10,313	$10,812
6/30/16	$10,296	$10,840
7/31/16	$10,681	$11,240
8/31/16	$10,732	$11,255
9/30/16	$10,776	$11,257
10/31/16	$10,570	$11,052
11/30/16	$10,739	$11,461
12/31/16	$10,849	$11,688
1/31/17	$11,110	$11,910
2/28/17	$11,411	$12,383
3/31/17	$11,445	$12,397
4/30/17	$11,561	$12,524
5/31/17	$11,682	$12,701
6/30/17	$11,766	$12,780
7/31/17	$11,921	$13,043
8/31/17	$11,951	$13,082
9/30/17	$12,123	$13,352
10/31/17	$12,242	$13,664
11/30/17	$12,478	$14,083
12/31/17	$12,561	$14,240
1/31/18	$12,953	$15,055
2/28/18	$12,594	$14,500
3/31/18	$12,458	$14,132
4/30/18	$12,397	$14,186
5/31/18	$12,688	$14,527
6/30/18	$12,703	$14,617
7/31/18	$12,956	$15,161
8/31/18	$13,208	$15,655
9/30/18	$13,140	$15,744
10/31/18	$12,304	$14,668
11/30/18	$12,450	$14,967
12/31/18	$11,600	$13,615
1/31/19	$12,501	$14,706
2/28/19	$12,866	$15,179
3/31/19	$13,010	$15,473
4/30/19	$13,433	$16,100
5/31/19	$12,840	$15,077
6/30/19	$13,465	$16,139
7/31/19	$13,589	$16,371
8/31/19	$13,352	$16,112
9/30/19	$13,493	$16,414
10/31/19	$13,727	$16,769
11/30/19	$14,066	$17,378
12/31/19	$14,354	$17,902
1/31/20	$14,417	$17,895
2/29/20	$13,721	$16,422
3/31/20	$12,274	$14,394
4/30/20	$13,415	$16,239
5/31/20	$13,938	$17,012
6/30/20	$14,278	$17,351
7/31/20	$14,960	$18,329
8/31/20	$15,619	$19,647
9/30/20	$15,264	$18,900
10/31/20	$15,203	$18,397
11/30/20	$16,546	$20,411
12/31/20	$17,115	$21,196
1/31/21	$17,060	$20,982
2/28/21	$17,552	$21,561
3/31/21	$17,729	$22,505
4/30/21	$18,475	$23,706
5/31/21	$18,481	$23,872
6/30/21	$18,729	$24,429
7/31/21	$18,909	$25,009
8/31/21	$19,163	$25,770
9/30/21	$18,655	$24,571
10/31/21	$19,565	$26,292
11/30/21	$19,361	$26,110
12/31/21	$19,916	$27,280
1/31/22	$19,036	$25,869
2/28/22	$18,811	$25,094
3/31/22	$19,065	$26,026
4/30/22	$17,698	$23,756
5/31/22	$17,712	$23,800
6/30/22	$16,545	$21,835
7/31/22	$17,610	$23,849
8/31/22	$16,970	$22,876
9/30/22	$15,683	$20,769
10/31/22	$16,497	$22,451
11/30/22	$17,199	$23,706
12/31/22	$16,537	$22,340
1/31/23	$17,513	$23,743
2/28/23	$17,121	$23,164
3/31/23	$17,305	$24,015
4/30/23	$17,465	$24,389
5/31/23	$17,517	$24,495
6/30/23	$18,256	$26,114
7/31/23	$18,744	$26,953
8/31/23	$18,500	$26,524
9/30/23	$17,689	$25,259
10/31/23	$17,237	$24,728
11/30/23	$18,548	$26,986
12/31/23	$19,468	$28,212
1/31/24	$19,549	$28,686
2/29/24	$20,179	$30,218
3/31/24	$20,675	$31,190
4/30/24	$19,776	$29,916
5/31/24	$20,492	$31,400
6/30/24	$20,874	$32,527
7/31/24	$21,288	$32,922
8/31/24	$21,699	$33,721
9/30/24	$22,089	$34,441
10/31/24	$21,857	$34,129
11/30/24	$22,877	$36,132
12/31/24	$22,203	$35,271
1/31/25	$22,660	$36,253
2/28/25	$22,458	$35,780
3/31/25	$21,526	$33,764
4/30/25	$21,315	$33,535
5/31/25	$22,032	$35,646
6/30/25	$22,994	$37,459
7/31/25	$23,324	$38,299
8/31/25	$23,816	$39,076

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class P	9.76%	8.80%	9.07%
S&P 500 Index	15.88%	14.74%	14.60%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$220,384,456
# of Portfolio Holdings	901
Portfolio Turnover Rate	57%
Total Advisory Fees Paid (includes Administration Fees)	$1,097,829

What is the Fund’s investment objective?

Total return, consisting of long-term capital appreciation and current income.

Top 5 Equity Holdings (% of Net Assets)

NVIDIA Corp.	4.9%
Microsoft Corp.	4.5
Apple, Inc.	3.6
Amazon.com, Inc.	3.2
Alphabet, Inc., Class A	2.3

Top 5 Holdings (other than equities) (% of Net Assets)

iShares Russell 1000 Value ETF	5.2%
Uniform Mortgage-Backed Security, TBA, 5.500%	1.8
Uniform Mortgage-Backed Security, TBA, 6.000%	1.7
iShares Core S&P Mid-Cap ETF	1.6
Uniform Mortgage-Backed Security, TBA, 4.500%	1.4

UBS U.S. Allocation Fund

Class P

Top 5 Asset Classes (% of Net Assets)

Value	Value
Exchange traded funds	6.8%
Asset-backed securities	7.1%
U.S. government agency obligations	14.0%
Corporate bonds	16.0%
Common stocks	59.7%

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended August 31, 2024.

Effective July 26, 2025, the Fund’s principal investment strategies were revised to permit the Fund to invest up to 20% of its net assets in non-US equity and fixed income securities. In addition, the Fund’s principal risks disclosure was revised to include new or enhanced disclosure with respect to the risks associated with foreign investments, such as foreign currency risks, foreign custody risks as well as other risks related to investing in non-US securities.

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit https://www.ubs.com/us/en/assetmanagement/funds/products/mutual-fund.html and select UBS U.S. Allocation Fund.

Phone: 1-800-647 1568

UBS U.S. Allocation Fund

S1834

Class P

This page intentionally left blank.

(a)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Virginia G. Breen. Ms. Breen is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended August 31, 2025 and August 31, 2024, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $77,398 and $73,107, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended August 31, 2025 and August 31, 2024, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,102 and $3,056, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2025 and 2024 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended August 31, 2025 and August 31, 2024, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $23,559 and $14,665, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations and assistance with identification of passive foreign investment companies (PFICs).

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended August 31, 2025 and August 31, 2024, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)     Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2025 and August 31, 2024 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2025 and August 31, 2024 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2025 and August 31, 2024 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2025 and August 31, 2024 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2025 and August 31, 2024 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2025 and August 31, 2024 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended August 31, 2025, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)	For the fiscal years ended August 31, 2025 and August 31, 2024, the aggregate fees billed by EY of $2,186,569 and $1,955,598, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2025	2024
Covered Services	$26,661	$17,721
Non-Covered Services	$2,159,908	$1,937,877

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the registrant.
(j)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Copy of the most recent financial statements:

UBS U.S. Allocation Fund

Annual Financial Statements | August 31, 2025

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Number of shares	Value
Common stocks—59.7%
Aerospace & defense—1.3%
Axon Enterprise, Inc.*	71	$53,058
Boeing Co.*	3,547	832,410
General Dynamics Corp.	245	79,520
General Electric Co.	1,041	286,483
Howmet Aerospace, Inc.	393	68,421
Huntington Ingalls Industries, Inc.	35	9,478
L3Harris Technologies, Inc.	184	51,082
Lockheed Martin Corp.	204	92,949
Northrop Grumman Corp.	1,863	1,099,244
RTX Corp.	1,284	203,642
Textron, Inc.	174	13,948
TransDigm Group, Inc.	51	71,343
		2,861,578
Air freight & logistics—0.1%
CH Robinson Worldwide, Inc.	108	13,900
Expeditors International of Washington, Inc.	127	15,308
FedEx Corp.	212	48,987
United Parcel Service, Inc., Class B	729	63,744
		141,939
Automobile components—0.4%
Aptiv PLC*	10,241	814,467
Automobiles—0.6%
Ford Motor Co.	3,340	39,312
General Motors Co.	810	47,458
Tesla, Inc.*	4,049	1,351,839
		1,438,609
Banks—2.2%
Bank of America Corp.	7,146	362,588
Citigroup, Inc.	2,021	195,168
Citizens Financial Group, Inc.	440	23,003
Fifth Third Bancorp	740	33,870
First Citizens BancShares, Inc., Class A	382	757,854
First Horizon Corp.	42,725	965,585
Huntington Bancshares, Inc.	1,568	27,926
JPMorgan Chase & Co.	3,017	909,384
KeyCorp	998	19,321
M&T Bank Corp.	184	37,105
PNC Financial Services Group, Inc.	431	89,407
Regions Financial Corp.	985	26,979
Truist Financial Corp.	1,394	65,267
U.S. Bancorp	1,671	81,595
Wells Fargo & Co.	15,453	1,269,928
		4,864,980
Beverages—0.2%
Celsius Holdings, Inc.*	6,064	381,304
Biotechnology—0.3%
AbbVie, Inc.	1,553	326,751
ABIOMED, Inc.*,1	76	127
Amgen, Inc.	472	135,799
Biogen, Inc.*	125	16,528
	Number of shares	Value
Common stocks—(continued)
Biotechnology—(concluded)
Gilead Sciences, Inc.	1,086	$122,685
Incyte Corp.*	113	9,561
Moderna, Inc.*	300	7,227
Regeneron Pharmaceuticals, Inc.	94	54,586
Vertex Pharmaceuticals, Inc.*	226	88,371
		761,635
Broadline retail—3.2%
Amazon.com, Inc.*	30,851	7,064,879
eBay, Inc.	414	37,513
		7,102,392
Building products—0.8%
A.O. Smith Corp.	133	9,482
Advanced Drainage Systems, Inc.	5,574	802,489
Allegion PLC	79	13,414
Builders FirstSource, Inc.*	104	14,423
Carrier Global Corp.	798	52,030
Johnson Controls International PLC	6,897	737,220
Lennox International, Inc.	25	13,946
Masco Corp.	214	15,705
Trane Technologies PLC	217	90,185
		1,748,894
Capital markets—2.0%
Ameriprise Financial, Inc.	113	58,174
Bank of New York Mellon Corp.	764	80,678
Blackrock, Inc.	1,177	1,326,644
Blackstone, Inc.	788	135,063
Cboe Global Markets, Inc.	109	25,719
Charles Schwab Corp.	8,324	797,772
CME Group, Inc.	403	107,404
Coinbase Global, Inc., Class A*	225	68,521
FactSet Research Systems, Inc.	47	17,546
Franklin Resources, Inc.	399	10,238
Goldman Sachs Group, Inc.	335	249,659
Interactive Brokers Group, Inc., Class A	453	28,195
Intercontinental Exchange, Inc.	639	112,847
Invesco Ltd.	391	8,559
KKR & Co., Inc.	726	101,270
MarketAxess Holdings, Inc.	48	8,824
Moody's Corp.	167	85,130
Morgan Stanley	1,330	200,138
MSCI, Inc.	87	49,392
Nasdaq, Inc.	414	39,222
Northern Trust Corp.	221	29,013
Raymond James Financial, Inc.	194	32,871
S&P Global, Inc.	1,232	675,678
State Street Corp.	313	35,986
T. Rowe Price Group, Inc.	239	25,721
		4,310,264
Chemicals—0.5%
International Flavors & Fragrances, Inc.	8,199	553,514
Westlake Corp.	5,997	526,657
		1,080,171

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—0.4%
Cintas Corp.	331	$69,520
Copart, Inc.*	873	42,611
Republic Services, Inc.	195	45,624
Rollins, Inc.	283	16,001
Veralto Corp.	233	24,742
Waste Management, Inc.	2,743	620,988
		819,486
Communications equipment—0.7%
Arista Networks, Inc.*	8,125	1,109,469
Cisco Systems, Inc.	3,580	247,342
F5, Inc.*	57	17,849
Motorola Solutions, Inc.	155	73,231
		1,447,891
Construction & engineering—0.0%†
Quanta Services, Inc.	143	54,048
Construction materials—0.3%
Vulcan Materials Co.	2,179	634,438
Consumer finance—0.8%
American Express Co.	602	199,431
Capital One Financial Corp.	6,737	1,530,781
Synchrony Financial	386	29,467
		1,759,679
Consumer staples distribution & retail—0.6%
Dollar General Corp.	5,678	617,539
Walmart, Inc.	6,813	660,725
		1,278,264
Distributors—0.0%†
Genuine Parts Co.	130	18,113
LKQ Corp.	196	6,393
Pool Corp.	32	9,943
		34,449
Diversified telecommunication services—0.2%
AT&T, Inc.	7,772	227,642
Verizon Communications, Inc.	4,505	199,256
		426,898
Electric utilities—1.4%
Alliant Energy Corp.	493	32,080
American Electric Power Co., Inc.	1,011	112,241
Constellation Energy Corp.	602	185,404
Duke Energy Corp.	1,486	182,020
Edison International	710	39,852
Entergy Corp.	869	76,550
Evergy, Inc.	467	33,278
Eversource Energy	708	45,362
Exelon Corp.	1,873	81,813
FirstEnergy Corp.	1,012	44,143
NextEra Energy, Inc.	25,285	1,821,784
NRG Energy, Inc.	377	54,876
PG&E Corp.	4,206	64,268
	Number of shares	Value
Common stocks—(continued)
Electric utilities—(concluded)
Pinnacle West Capital Corp.	244	$21,804
PPL Corp.[2]	1,355	49,417
Southern Co.	2,088	192,722
Xcel Energy, Inc.	1,096	79,340
		3,116,954
Electrical equipment—0.6%
AMETEK, Inc.	231	42,689
Eaton Corp. PLC	385	134,419
Emerson Electric Co.	554	73,128
GE Vernova, Inc.	265	162,437
Generac Holdings, Inc.*	56	10,374
Hubbell, Inc.	48	20,687
Regal Rexnord Corp.	5,956	889,409
Rockwell Automation, Inc.	106	36,404
		1,369,547
Electronic equipment, instruments & components—0.2%
Amphenol Corp., Class A	1,070	116,480
CDW Corp.	134	22,078
Corning, Inc.	698	46,787
Jabil, Inc.	100	20,483
Keysight Technologies, Inc.*	154	25,168
TE Connectivity PLC	273	56,375
Teledyne Technologies, Inc.*	53	28,523
Trimble, Inc.*	183	14,790
Zebra Technologies Corp., Class A*	56	17,757
		348,441
Energy equipment & services—0.0%†
Baker Hughes Co.	265	12,031
Halliburton Co.	235	5,341
Schlumberger NV	408	15,031
		32,403
Entertainment—2.5%
Electronic Arts, Inc.	236	40,580
Liberty Media Corp.-Liberty Formula One, Class C*	7,800	779,220
Live Nation Entertainment, Inc.*,2	4,299	715,740
Netflix, Inc.*	459	554,587
Spotify Technology SA*	1,160	790,981
Take-Two Interactive Software, Inc.*	5,496	1,282,052
TKO Group Holdings, Inc.	69	13,080
Walt Disney Co.	10,702	1,266,903
Warner Bros Discovery, Inc.*	2,277	26,504
		5,469,647
Financial services—3.4%
Apollo Global Management, Inc.	5,904	804,302
Berkshire Hathaway, Inc., Class B*	5,675	2,854,412
Block, Inc.*	544	43,324
Corpay, Inc.*	80	26,054
Fidelity National Information Services, Inc.	552	38,535
Fiserv, Inc.*	592	81,803
Global Payments, Inc.	265	23,537
Jack Henry & Associates, Inc.	74	12,081

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Number of shares	Value
Common stocks—(continued)
Financial services—(concluded)
Mastercard, Inc., Class A	3,649	$2,172,213
PayPal Holdings, Inc.*	1,028	72,155
Visa, Inc., Class A	1,852	651,497
Voya Financial, Inc.	10,203	766,143
		7,546,056
Food products—0.4%
Kraft Heinz Co.	29,777	832,863
Gas utilities—0.0%†
Atmos Energy Corp.	337	55,986
Ground transportation—0.5%
CSX Corp.	1,771	57,575
JB Hunt Transport Services, Inc.	36	5,220
Lyft, Inc., Class A*	34,220	555,048
Norfolk Southern Corp.	220	61,596
Old Dominion Freight Line, Inc.	177	26,722
Uber Technologies, Inc.*	2,043	191,531
Union Pacific Corp.	590	131,906
		1,029,598
Health care equipment & supplies—1.1%
Abbott Laboratories	1,526	202,439
Align Technology, Inc.*	65	9,227
Baxter International, Inc.	489	12,073
Becton Dickinson & Co.	250	48,245
Boston Scientific Corp.*	7,188	758,334
Cooper Cos., Inc.*	10,782	726,653
Dexcom, Inc.*	330	24,862
Edwards Lifesciences Corp.*	512	41,646
GE HealthCare Technologies, Inc.	377	27,796
Hologic, Inc.*	192	12,887
IDEXX Laboratories, Inc.*	72	46,591
Insulet Corp.*	65	22,092
Intuitive Surgical, Inc.*	317	150,035
Medtronic PLC	1,113	103,298
ResMed, Inc.	131	35,961
Solventum Corp.*	140	10,233
STERIS PLC	88	21,565
Stryker Corp.	309	120,946
Zimmer Biomet Holdings, Inc.	174	18,461
		2,393,344
Health care providers & services—0.6%
Cardinal Health, Inc.	205	30,500
Cencora, Inc.	152	44,325
Centene Corp.*	384	11,151
Cigna Group	237	71,306
CVS Health Corp.	1,107	80,977
DaVita, Inc.*	40	5,510
Elevance Health, Inc.	197	62,774
HCA Healthcare, Inc.	152	61,402
Henry Schein, Inc.*,2	102	7,097
Humana, Inc.	107	32,492
Labcorp Holdings, Inc.	77	21,405
McKesson Corp.	112	76,904
	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
Molina Healthcare, Inc.*	68	$12,297
Quest Diagnostics, Inc.	116	21,070
UnitedHealth Group, Inc.	2,852	883,749
Universal Health Services, Inc., Class B	45	8,171
		1,431,130
Health care REITs—0.2%
Welltower, Inc.	2,790	469,501
Hotels, restaurants & leisure—0.4%
Airbnb, Inc., Class A*	381	49,732
Booking Holdings, Inc.	29	162,373
Caesars Entertainment, Inc.*	217	5,809
Carnival Corp.*	892	28,446
Chipotle Mexican Grill, Inc.*	1,122	47,281
Darden Restaurants, Inc.	110	22,763
Domino's Pizza, Inc.	33	15,124
DoorDash, Inc., Class A*	296	72,594
Expedia Group, Inc.	105	22,554
Hilton Worldwide Holdings, Inc.	207	57,144
Las Vegas Sands Corp.	258	14,869
Marriott International, Inc., Class A	198	53,036
McDonald's Corp.	617	193,454
MGM Resorts International*	139	5,517
Norwegian Cruise Line Holdings Ltd.*	360	8,942
Royal Caribbean Cruises Ltd.	226	82,088
Starbucks Corp.	998	88,014
Wynn Resorts Ltd.	75	9,506
Yum! Brands, Inc.	223	32,774
		972,020
Household durables—0.1%
DR Horton, Inc.	225	38,133
Garmin Ltd.	145	35,064
Lennar Corp., Class A	208	27,693
Mohawk Industries, Inc.*	38	5,042
NVR, Inc.*	3	24,353
PulteGroup, Inc.	151	19,935
		150,220
Independent power and renewable electricity producers—0.1%
AES Corp.	1,544	20,906
Vistra Corp.	647	122,354
		143,260
Industrial conglomerates—0.1%
3M Co.	529	82,275
Honeywell International, Inc.	624	136,968
		219,243
Industrial REITs—0.4%
Prologis, Inc.	7,279	828,205
Insurance—1.2%
Aflac, Inc.	535	57,170
Allstate Corp.	293	59,611
American International Group, Inc.	606	49,280
Aon PLC, Class A	233	85,511

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
Arch Capital Group Ltd.	413	$37,802
Arthur J Gallagher & Co.	281	85,073
Assurant, Inc.	67	14,446
Brown & Brown, Inc.	261	25,304
Chubb Ltd.	402	110,578
Cincinnati Financial Corp.	165	25,344
Erie Indemnity Co., Class A	26	9,214
Everest Group Ltd.	49	16,752
Globe Life, Inc.	84	11,756
Hartford Insurance Group, Inc.	293	38,767
Loews Corp.	180	17,424
Marsh & McLennan Cos., Inc.	4,426	910,915
MetLife, Inc.	601	48,897
Principal Financial Group, Inc.	232	18,678
Progressive Corp.	3,049	753,286
Prudential Financial, Inc.	393	43,096
Travelers Cos., Inc.	254	68,964
W.R. Berkley Corp.	322	23,084
Willis Towers Watson PLC	117	38,234
		2,549,186
Interactive media & services—4.8%
Alphabet, Inc., Class A	23,993	5,108,350
Alphabet, Inc., Class C	5,029	1,073,842
Match Group, Inc.	278	10,381
Meta Platforms, Inc., Class A	5,915	4,369,410
		10,561,983
IT services—0.5%
Accenture PLC, Class A	573	148,963
Akamai Technologies, Inc.*	149	11,790
Cognizant Technology Solutions Corp., Class A	406	29,334
EPAM Systems, Inc.*	52	9,171
Gartner, Inc.*	70	17,583
GoDaddy, Inc., Class A*	130	19,280
International Business Machines Corp.	856	208,427
Shopify, Inc., Class A*	4,079	576,281
VeriSign, Inc.	78	21,323
		1,042,152
Leisure products—0.0%†
Hasbro, Inc.	116	9,416
Life sciences tools & services—0.8%
Agilent Technologies, Inc.	240	30,158
Bio-Rad Laboratories, Inc., Class A*	3,291	980,323
Bio-Techne Corp.	124	6,774
Charles River Laboratories International, Inc.*	63	10,288
Danaher Corp.	558	114,848
IQVIA Holdings, Inc.*	148	28,240
Mettler-Toledo International, Inc.*	22	28,623
Revvity, Inc.[2]	105	9,461
Thermo Fisher Scientific, Inc.	904	445,419
Waters Corp.*	51	15,392
West Pharmaceutical Services, Inc.	68	16,793
		1,686,319
	Number of shares	Value
Common stocks—(continued)
Machinery—1.2%
Caterpillar, Inc.	462	$193,597
Cummins, Inc.	132	52,594
Deere & Co.	244	116,788
Dover Corp.	140	25,040
Fortive Corp.	336	16,081
Gates Industrial Corp. PLC*	22,611	577,937
IDEX Corp.	60	9,870
Illinois Tool Works, Inc.	256	67,750
Ingersoll Rand, Inc.	16,306	1,295,186
Nordson Corp.	42	9,454
Otis Worldwide Corp.	397	34,293
PACCAR, Inc.	520	51,990
Parker-Hannifin Corp.	121	91,881
Pentair PLC	161	17,312
Snap-on, Inc.	38	12,359
Stanley Black & Decker, Inc.	153	11,366
Westinghouse Air Brake Technologies Corp.	164	31,734
Xylem, Inc.	235	33,267
		2,648,499
Media—0.1%
Charter Communications, Inc., Class A*,2	103	27,355
Comcast Corp., Class A	3,965	134,691
Fox Corp., Class A	277	16,537
Fox Corp., Class B	92	5,019
Interpublic Group of Cos., Inc.	429	11,514
News Corp., Class A	398	11,705
News Corp., Class B2	99	3,353
Omnicom Group, Inc.	194	15,196
Paramount Skydance Corp.*,2	193	2,837
Trade Desk, Inc., Class A*	427	23,340
		251,547
Multi-utilities—0.3%
Ameren Corp.	512	51,087
CenterPoint Energy, Inc.	1,207	45,516
CMS Energy Corp.	556	39,793
Consolidated Edison, Inc.	678	66,600
Dominion Energy, Inc.	1,661	99,494
DTE Energy Co.	408	55,753
NiSource, Inc.	811	34,281
Public Service Enterprise Group, Inc.	971	79,943
Sempra	1,281	105,759
WEC Energy Group, Inc.	616	65,610
		643,836
Oil, gas & consumable fuels—1.5%
APA Corp.[2]	145	3,367
Chevron Corp.	519	83,351
ConocoPhillips	338	33,452
Coterra Energy, Inc.	195	4,766
Devon Energy Corp.	20,268	731,675
Diamondback Energy, Inc.	66	9,818
EOG Resources, Inc.	147	18,348
EQT Corp.	158	8,191

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
Expand Energy Corp.	8,705	$842,470
Exxon Mobil Corp.	3,998	456,931
Kinder Morgan, Inc.	514	13,868
Marathon Petroleum Corp.	90	16,174
Occidental Petroleum Corp.	165	7,856
ONEOK, Inc.	171	13,061
Phillips 66	117	15,629
Targa Resources Corp.	64	10,736
Texas Pacific Land Corp.	8	7,468
Valero Energy Corp.	89	13,529
Williams Cos., Inc.	17,949	1,038,888
		3,329,578
Passenger airlines—0.0%†
Delta Air Lines, Inc.	643	39,725
Southwest Airlines Co.	556	18,292
United Airlines Holdings, Inc.*	316	33,180
		91,197
Pharmaceuticals—1.9%
Bristol-Myers Squibb Co.	30,766	1,451,540
Eli Lilly & Co.	2,634	1,929,616
Johnson & Johnson	2,110	373,828
Merck & Co., Inc.	2,201	185,148
Pfizer, Inc.	4,987	123,478
Viatris, Inc.	1,171	12,354
Zoetis, Inc.	392	61,309
		4,137,273
Professional services—0.1%
Automatic Data Processing, Inc.	395	120,100
Broadridge Financial Solutions, Inc.	102	26,073
Dayforce, Inc.*,2	180	12,559
Equifax, Inc.	117	28,817
Jacobs Solutions, Inc.	107	15,647
Leidos Holdings, Inc.	120	21,710
Paychex, Inc.	316	44,068
Paycom Software, Inc.	41	9,313
Verisk Analytics, Inc.	126	33,783
		312,070
Semiconductors & semiconductor equipment—8.2%
Advanced Micro Devices, Inc.*	5,956	968,624
Analog Devices, Inc.	2,121	533,028
Applied Materials, Inc.	724	116,390
Broadcom, Inc.	10,776	3,204,675
Enphase Energy, Inc.*	127	4,788
First Solar, Inc.*	2,089	407,752
Intel Corp.*	4,064	98,958
KLA Corp.	122	106,384
Lam Research Corp.	1,166	116,775
Marvell Technology, Inc.	8,686	546,045
Microchip Technology, Inc.	438	28,470
Micron Technology, Inc.	7,056	839,735
Monolithic Power Systems, Inc.	48	40,116
NVIDIA Corp.	61,537	10,718,515
	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
NXP Semiconductors NV	236	$55,425
ON Semiconductor Corp.*	390	19,340
QUALCOMM, Inc.	983	157,998
Skyworks Solutions, Inc.	146	10,941
Teradyne, Inc.	162	19,155
Texas Instruments, Inc.	810	164,009
		18,157,123
Software—7.2%
Adobe, Inc.*	390	139,113
AppLovin Corp., Class A*	1,225	586,273
Autodesk, Inc.*	199	62,625
Cadence Design Systems, Inc.*	246	86,206
Crowdstrike Holdings, Inc., Class A*	225	95,333
Datadog, Inc., Class A*	280	38,270
Dynatrace, Inc.*	11,673	590,654
Fair Isaac Corp.*	24	36,519
Fortinet, Inc.*	596	46,947
Gen Digital, Inc.	471	14,224
HubSpot, Inc.*	892	430,988
Intuit, Inc.	257	171,419
Microsoft Corp.	19,723	9,993,447
Oracle Corp.	6,561	1,483,639
Palantir Technologies, Inc., Class A*	1,924	301,510
Palo Alto Networks, Inc.*	593	112,978
PTC, Inc.*	119	25,407
Roper Technologies, Inc.	691	363,680
Salesforce, Inc.	864	221,400
ServiceNow, Inc.*	189	173,400
Synopsys, Inc.*	170	102,599
Tyler Technologies, Inc.*	42	23,641
Workday, Inc., Class A*	198	45,702
Zscaler, Inc.*	2,764	765,766
		15,911,740
Specialty retail—0.4%
AutoZone, Inc.*	15	62,978
Best Buy Co., Inc.	186	13,697
CarMax, Inc.*	134	8,221
Home Depot, Inc.	862	350,636
Lowe's Cos., Inc.	492	126,966
O'Reilly Automotive, Inc.*	697	72,265
Ross Stores, Inc.	310	45,620
TJX Cos., Inc.	940	128,413
Tractor Supply Co.	443	27,360
Ulta Beauty, Inc.*	43	21,187
Williams-Sonoma, Inc.	123	23,147
		880,490
Technology hardware, storage & peripherals—3.6%
Apple, Inc.	33,857	7,859,564
Dell Technologies, Inc., Class C	284	34,690
Hewlett Packard Enterprise Co.	1,291	29,138
HP, Inc.	842	24,031
NetApp, Inc.	186	20,979
Seagate Technology Holdings PLC	204	34,149

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Number of shares	Value
Common stocks—(concluded)
Technology hardware, storage & peripherals—(concluded)
Super Micro Computer, Inc.*,2	455	$18,901
Western Digital Corp.	320	25,709
		8,047,161
Textiles, apparel & luxury goods—0.3%
Deckers Outdoor Corp.*	144	17,227
Lululemon Athletica, Inc.*	97	19,613
NIKE, Inc., Class B	6,959	538,418
Ralph Lauren Corp.	29	8,611
Tapestry, Inc.	199	20,262
		604,131
Tobacco—0.4%
Philip Morris International, Inc.	5,664	946,624
Trading companies & distributors—0.1%
Fastenal Co.	1,094	54,328
United Rentals, Inc.	61	58,337
WW Grainger, Inc.	38	38,513
		151,178
Water utilities—0.0%†
American Water Works Co., Inc.	376	53,960
Wireless telecommunication services—0.5%
T-Mobile U.S., Inc.	4,350	1,096,157
Total common stocks (cost—$101,306,998)		131,481,424
Preferred stocks—0.0%†
Financial services—0.0%†
SquareTwo Financial Corp.*,1,3 (cost—$0)	35,000	0
Exchange traded funds—6.8%
iShares Core S&P Mid-Cap ETF	54,995	3,583,474
iShares Russell 1000 Value ETF[2]	56,382	11,368,303
Total exchange traded funds (cost—$13,233,795)		14,951,777
	Face amount
Asset-backed securities—7.1%
CCG Receivables Trust, Series 2024-1, Class A2, 4.990%, due 03/15/32[4]	$372,631	375,419
Dell Equipment Finance Trust, Series 2023-2, Class B, 5.770%, due 01/22/29[4]	525,000	528,612
Series 2024-1, Class D, 6.120%, due 09/23/30[4]	150,000	152,872
Series 2023-3, Class D, 6.750%, due 10/22/29[4]	650,000	658,310
DLLMT LLC, Series 2024-1A, Class A3, 4.840%, due 08/21/28[4]	475,000	479,697
	Face amount	Value
Asset-backed securities—(continued)
DLLST LLC, Series 2024-1A, Class A4, 4.930%, due 04/22/30[4]	$1,500,000	$1,515,665
Drive Auto Receivables Trust, Series 2024-2, Class C, 4.670%, due 05/17/32	500,000	502,313
Series 2024-1, Class A3, 5.350%, due 02/15/28	84,230	84,301
Dryden 102 CLO Ltd., Series 2023-102A, Class C, 3 mo. USD Term SOFR + 2.900% 7.218%, due 10/15/36[4,5]	750,000	752,647
Enterprise Fleet Financing LLC, Series 2025-2, Class A2, 4.510%, due 02/22/28[4]	200,000	200,685
Series 2024-4, Class A2, 4.690%, due 07/20/27[4]	973,957	976,552
Series 2023-2, Class A2, 5.560%, due 04/22/30[4]	278,786	280,581
Series 2024-2, Class A2, 5.740%, due 12/20/26[4]	87,002	87,435
Exeter Automobile Receivables Trust, Series 2025-2A, Class B, 4.920%, due 09/17/29	325,000	328,316
Series 2024-4A, Class C, 5.480%, due 08/15/30	150,000	151,973
GM Financial Revolving Receivables Trust, Series 2021-1, Class A, 1.170%, due 06/12/34[4]	1,500,000	1,454,703
GoldenTree Loan Management U.S. CLO 8 Ltd., Series 2020-8A, Class DRR, 3 mo. USD Term SOFR + 2.900% 7.226%, due 10/20/34[4,5]	470,000	470,203
HPEFS Equipment Trust, Series 2025-1A, Class D, 4.990%, due 03/21/33[4]	150,000	151,010
Series 2024-1A, Class B, 5.180%, due 05/20/31[4]	925,000	929,171
Series 2024-1A, Class D, 5.820%, due 11/20/31[4]	500,000	507,075
Series 2024-2A, Class D, 5.820%, due 04/20/32[4]	850,000	870,881
Hyundai Auto Lease Securitization Trust, Series 2025-B, Class B, 4.940%, due 08/15/29[4]	275,000	278,649
OHA Credit Partners XV Ltd., Series 2017-15A, Class D2R, 3 mo. USD Term SOFR + 4.500% 8.826%, due 04/20/37[4,5]	250,000	251,550
OneMain Financial Issuance Trust, Series 2021-1A, Class A1, 1.550%, due 06/16/36[4]	600,000	577,668
Series 2020-2A, Class A, 1.750%, due 09/14/35[4]	600,000	588,967

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Face amount	Value
Asset-backed securities—(concluded)
Series 2020-2A, Class B, 2.210%, due 09/14/35[4]	$300,000	$287,004
Santander Drive Auto Receivables Trust, Series 2025-3, Class C, 4.680%, due 09/15/31	150,000	151,598
Series 2022-5, Class C, 4.740%, due 10/16/28	267,920	268,112
Series 2025-2, Class B, 4.870%, due 05/15/31	325,000	328,886
Series 2023-1, Class C, 5.090%, due 05/15/30	1,100,000	1,107,231
Series 2023-3, Class A3, 5.610%, due 10/15/27	36,171	36,192
World Financial Network Credit Card Master Note Trust, Series 2024-B, Class A, 4.620%, due 05/15/31	250,000	252,403
Total asset-backed securities (cost—$15,585,203)		15,586,681
Corporate bonds—16.0%
Advertising—0.0%†
Clear Channel Outdoor Holdings, Inc. 7.750%, due 04/15/28[4]	37,000	35,985
7.875%, due 04/01/30[4]	52,000	54,167
		90,152
Aerospace & defense—0.4%
AAR Escrow Issuer LLC, 6.750%, due 03/15/29[4]	40,000	41,161
Bombardier, Inc. 7.000%, due 06/01/32[4]	92,000	96,064
7.250%, due 07/01/31[4]	10,000	10,543
7.875%, due 04/15/27[4]	6,000	6,037
8.750%, due 11/15/30[4]	89,000	95,914
GE Capital International Funding Co. Unlimited Co., 4.418%, due 11/15/35	200,000	193,554
HEICO Corp., 5.350%, due 08/01/33	100,000	102,713
TransDigm, Inc. 4.625%, due 01/15/29	25,000	24,463
6.000%, due 01/15/33[4]	96,000	97,078
6.375%, due 03/01/29[4]	45,000	46,072
6.625%, due 03/01/32[4]	68,000	70,019
7.125%, due 12/01/31[4]	10,000	10,424
		794,042
Agriculture—0.0%†
Reynolds American, Inc., 5.700%, due 08/15/35	70,000	72,042
Airlines—0.5%
Allegiant Travel Co., 7.250%, due 08/15/27[4]	260,000	264,496
American Airlines, Inc. 7.250%, due 02/15/28[4]	68,000	69,763
8.500%, due 05/15/29[4]	50,000	52,397
	Face amount	Value
Corporate bonds—(continued)
Airlines—(concluded)
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[4]	$66,500	$66,550
5.750%, due 04/20/29[4]	80,000	80,442
Delta Air Lines Pass-Through Trust, Series 2020-1,Class AA 2.000%, due 06/10/28	77,113	72,787
Delta Air Lines, Inc. 4.375%, due 04/19/28	100,000	100,112
5.250%, due 07/10/30	100,000	101,980
United Airlines, Inc., 4.625%, due 04/15/29[4]	285,000	280,467
VistaJet Malta Finance PLC/Vista Management Holding, Inc. 7.875%, due 05/01/27[4]	90,000	90,965
9.500%, due 06/01/28[4]	41,000	42,639
		1,222,598
Auto manufacturers—0.2%
Ford Motor Credit Co. LLC, 4.125%, due 08/17/27	275,000	269,739
General Motors Co., 6.600%, due 04/01/36	200,000	212,223
		481,962
Auto parts & equipment—0.1%
American Axle & Manufacturing, Inc., 6.500%, due 04/01/27	74,000	74,346
Goodyear Tire & Rubber Co., 5.250%, due 07/15/31	200,000	189,927
		264,273
Banks—2.3%
Bank of America Corp. (fixed, converts to FRN on 03/20/50) 4.083%, due 03/20/51[5]	75,000	58,982
6.110%, due 01/29/37	450,000	478,014
Bank of Nova Scotia, (fixed, converts to FRN on 05/04/32) 4.588%, due 05/04/37[5]	100,000	95,947
Barclays PLC, (fixed, converts to FRN on 08/09/32) 5.746%, due 08/09/33[5]	200,000	209,120
Canadian Imperial Bank of Commerce, 6.092%, due 10/03/33	150,000	161,923
Citigroup, Inc. (fixed, converts to FRN on 03/20/29) 3.980%, due 03/20/30[5]	175,000	172,812
5.500%, due 09/13/25	175,000	174,925
6.675%, due 09/13/43	200,000	221,509
Deutsche Bank AG, (fixed, converts to FRN on 01/07/27) 2.552%, due 01/07/28[5]	150,000	146,488
Freedom Mortgage Corp., 12.000%, due 10/01/28[4]	55,000	58,742
Goldman Sachs Group, Inc. 3.750%, due 02/25/26	150,000	149,580

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
5.150%, due 05/22/45	$260,000	$237,937
(fixed, converts to FRN on 02/10/30) 6.850%, due 02/10/30[5,6]	111,000	114,316
HSBC Holdings PLC, 6.500%, due 09/15/37	200,000	215,521
JPMorgan Chase & Co., (fixed, converts to FRN on 07/24/47) 4.032%, due 07/24/48[5]	400,000	321,054
Lloyds Banking Group PLC, 4.582%, due 12/10/25	400,000	399,808
Mitsubishi UFJ Financial Group, Inc., 3.677%, due 02/22/27	350,000	348,118
Morgan Stanley 4.300%, due 01/27/45	275,000	235,083
4.350%, due 09/08/26	590,000	590,449
(fixed, converts to FRN on 02/07/34) 5.942%, due 02/07/39[5]	100,000	103,894
PNC Financial Services Group, Inc., (fixed, converts to FRN on 01/24/33) 5.068%, due 01/24/34[5]	100,000	101,176
Royal Bank of Canada, 2.300%, due 11/03/31	250,000	222,782
Societe Generale SA, 4.000%, due 01/12/27[4]	200,000	198,809
		5,016,989
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	75,000	73,196
4.900%, due 02/01/46	130,000	118,668
		191,864
Biotechnology—0.1%
Amgen, Inc., 5.250%, due 03/02/33	150,000	153,992
Gilead Sciences, Inc., 4.750%, due 03/01/46	50,000	44,834
		198,826
Building materials—0.1%
Carrier Global Corp., 6.200%, due 03/15/54	100,000	106,323
Knife River Corp., 7.750%, due 05/01/31[4]	45,000	47,196
Smyrna Ready Mix Concrete LLC 6.000%, due 11/01/28[4]	51,000	51,116
8.875%, due 11/15/31[4]	78,000	83,208
		287,843
Chemicals—0.6%
Celanese U.S. Holdings LLC 6.830%, due 07/15/29	115,000	119,726
6.879%, due 07/15/32	250,000	258,242
CF Industries, Inc., 5.150%, due 03/15/34	200,000	199,797
	Face amount	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Chemours Co. 4.625%, due 11/15/29[4]	$45,000	$40,183
8.000%, due 01/15/33[4]	64,000	62,606
Huntsman International LLC, 4.500%, due 05/01/29	180,000	173,180
LYB International Finance II BV, 3.500%, due 03/02/27	150,000	148,120
LYB International Finance III LLC, 3.625%, due 04/01/51	100,000	64,861
NOVA Chemicals Corp. 8.500%, due 11/15/28[4]	11,000	11,523
9.000%, due 02/15/30[4]	40,000	42,965
Olympus Water U.S. Holding Corp., 9.625%, due 11/15/28[7]	100,000	122,730
		1,243,933
Commercial services—0.3%
ADT Security Corp., 4.875%, due 07/15/32[4]	90,000	86,603
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, due 01/15/30[4]	10,000	10,351
Block, Inc., 6.500%, due 05/15/32	22,000	22,795
Brink's Co., 6.500%, due 06/15/29[4]	45,000	46,278
Global Payments, Inc., 5.950%, due 08/15/52	100,000	95,099
Herc Holdings, Inc., 6.625%, due 06/15/29[4]	33,000	33,993
PayPal Holdings, Inc., 5.500%, due 06/01/54	50,000	48,380
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.250%, due 01/15/28[4]	45,000	44,986
Quanta Services, Inc., 2.350%, due 01/15/32	100,000	86,691
Service Corp. International, 5.750%, due 10/15/32	10,000	10,099
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.750%, due 08/15/32[4]	42,000	43,548
United Rentals North America, Inc., 6.125%, due 03/15/34[4]	59,000	61,111
		589,934
Computers—0.4%
Ahead DB Holdings LLC, 6.625%, due 05/01/28[4]	45,000	45,102
Apple, Inc. 3.450%, due 02/09/45	100,000	77,491
3.850%, due 05/04/43	160,000	133,717
ASGN, Inc., 4.625%, due 05/15/28[4]	61,000	59,701
International Business Machines Corp., 5.875%, due 11/29/32	175,000	188,257

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Face amount	Value
Corporate bonds—(continued)
Computers—(concluded)
KBR, Inc., 4.750%, due 09/30/28[4]	$41,000	$39,512
Kyndryl Holdings, Inc., 6.350%, due 02/20/34	200,000	211,754
McAfee Corp., 7.375%, due 02/15/30[4]	134,000	123,748
Seagate Data Storage Technology Pte. Ltd., 8.250%, due 12/15/29[4]	25,000	26,555
		905,837
Cosmetics/Personal Care—0.0%†
Perrigo Finance Unlimited Co., 6.125%, due 09/30/32	15,000	15,093
Diversified financial services—1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, due 01/30/32	250,000	228,883
Ally Financial, Inc., 5.750%, due 11/20/25	55,000	55,084
Bread Financial Holdings, Inc. (fixed, converts to FRN on 06/15/30) 8.375%, due 06/15/35[4,5]	59,000	60,911
9.750%, due 03/15/29[4]	155,000	165,635
Capital One Financial Corp. 3.750%, due 07/28/26	200,000	198,762
(fixed, converts to FRN on 02/01/33) 5.817%, due 02/01/34[5]	300,000	312,276
CME Group, Inc., 3.750%, due 06/15/28	150,000	149,455
Freedom Mortgage Holdings LLC 9.125%, due 05/15/31[4]	49,000	51,543
9.250%, due 02/01/29[4]	156,000	163,035
GGAM Finance Ltd. 6.875%, due 04/15/29[4]	145,000	150,076
8.000%, due 02/15/27[4]	100,000	102,570
Jane Street Group/JSG Finance, Inc., 7.125%, due 04/30/31[4]	121,000	126,415
Jerrold Finco PLC, 7.875%, due 04/15/30[7]	100,000	140,628
Macquarie Airfinance Holdings Ltd. 6.500%, due 03/26/31[4]	33,000	35,295
8.125%, due 03/30/29[4]	40,000	41,698
Nationstar Mortgage Holdings, Inc. 6.000%, due 01/15/27[4]	35,000	34,935
7.125%, due 02/01/32[4]	59,000	61,339
Navient Corp. 5.000%, due 03/15/27	40,000	39,710
6.750%, due 06/15/26	484,000	489,285
11.500%, due 03/15/31	44,000	49,667
OneMain Finance Corp. 6.125%, due 05/15/30	30,000	30,467
6.750%, due 03/15/32	143,000	146,393
PRA Group, Inc. 8.375%, due 02/01/28[4]	35,000	36,053
8.875%, due 01/31/30[4]	52,000	54,619
	Face amount	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, due 10/15/26[4]	$150,000	$146,829
		3,071,563
Electric—1.3%
Berkshire Hathaway Energy Co., 4.450%, due 01/15/49	50,000	41,212
Calpine Corp. 4.625%, due 02/01/29[4]	30,000	29,641
5.125%, due 03/15/28[4]	77,000	76,943
Clearway Energy Operating LLC, 4.750%, due 03/15/28[4]	65,000	64,276
Consolidated Edison Co. of New York, Inc., 5.900%, due 11/15/53	100,000	102,028
DTE Electric Co. Series A, 3.000%, due 03/01/32	200,000	184,066
5.200%, due 03/01/34	100,000	102,883
Duke Energy Ohio, Inc., 4.300%, due 02/01/49	250,000	201,416
Edison International, (fixed, converts to FRN on 06/15/29) 7.875%, due 06/15/54[5]	37,000	36,577
Eversource Energy, 5.500%, due 01/01/34	200,000	204,438
Exelon Corp. 3.400%, due 04/15/26	70,000	69,586
4.450%, due 04/15/46	200,000	166,342
FirstEnergy Corp., Series C, 4.850%, due 07/15/47	75,000	64,470
Florida Power & Light Co., 5.950%, due 02/01/38	45,000	48,276
Georgia Power Co., Series B, 3.700%, due 01/30/50	200,000	147,756
National Rural Utilities Cooperative Finance Corp., 3.900%, due 11/01/28	100,000	99,412
NRG Energy, Inc. 3.625%, due 02/15/31[4]	66,000	60,879
6.000%, due 02/01/33[4]	67,000	67,902
Oncor Electric Delivery Co. LLC, 3.750%, due 04/01/45	40,000	30,885
PG&E Corp., 5.000%, due 07/01/28	96,000	94,907
Pike Corp., 8.625%, due 01/31/31[4]	59,000	63,137
Public Service Electric & Gas Co., 2.450%, due 01/15/30	250,000	233,062
San Diego Gas & Electric Co., 4.100%, due 06/15/49	100,000	77,851
Sempra, 6.000%, due 10/15/39	150,000	153,177
Southern California Edison Co., 3.650%, due 02/01/50	175,000	120,477
Southwestern Electric Power Co., 3.250%, due 11/01/51	100,000	64,472

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Face amount	Value
Corporate bonds—(continued)
Electric—(concluded)
Talen Energy Supply LLC, 8.625%, due 06/01/30[4]	$118,000	$126,005
Vistra Corp., (fixed, converts to FRN on 12/15/26) 7.000%, due 12/15/26[4,5,6]	102,000	103,228
		2,835,304
Electrical components & equipment—0.1%
Energizer Holdings, Inc. 4.375%, due 03/31/29[4]	121,000	115,839
4.750%, due 06/15/28[4]	80,000	78,666
		194,505
Electronics—0.1%
Allegion U.S. Holding Co., Inc., 5.600%, due 05/29/34	150,000	154,373
Energy-Alternate Sources—0.0%†
TerraForm Power Operating LLC, 4.750%, due 01/15/30[4]	97,000	93,598
Engineering & construction—0.1%
Arcosa, Inc., 6.875%, due 08/15/32[4]	37,000	38,599
Artera Services LLC, 8.500%, due 02/15/31[4]	89,000	77,771
Brundage-Bone Concrete Pumping Holdings, Inc., 7.500%, due 02/01/32[4]	5,000	4,989
		121,359
Entertainment—0.2%
Caesars Entertainment, Inc. 6.000%, due 10/15/32[4]	55,000	53,925
6.500%, due 02/15/32[4]	25,000	25,630
Cirsa Finance International SARL, 10.375%, due 11/30/27[7]	112,500	136,650
Light & Wonder International, Inc., 7.500%, due 09/01/31[4]	67,000	69,939
Warnermedia Holdings, Inc., Series WI, 4.054%, due 03/15/29	135,000	128,250
		414,394
Food—0.1%
J.M. Smucker Co., 6.200%, due 11/15/33	100,000	107,518
Kroger Co., 3.875%, due 10/15/46	150,000	114,013
		221,531
Gas—0.0%†
NiSource, Inc., 5.350%, due 04/01/34	100,000	102,287
Healthcare-products—0.1%
Abbott Laboratories, 4.900%, due 11/30/46	50,000	46,788
	Face amount	Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
Solventum Corp., 5.600%, due 03/23/34	$150,000	$155,773
		202,561
Healthcare-services—0.5%
Centene Corp. 2.450%, due 07/15/28	100,000	92,384
4.625%, due 12/15/29	50,000	48,156
CHS/Community Health Systems, Inc. 5.250%, due 05/15/30[4]	60,000	53,780
6.000%, due 01/15/29[4]	57,000	54,951
6.875%, due 04/15/29[4]	43,000	34,185
10.875%, due 01/15/32[4]	67,000	70,902
DaVita, Inc. 4.625%, due 06/01/30[4]	105,000	101,086
6.875%, due 09/01/32[4]	25,000	25,863
HCA, Inc., 5.250%, due 06/15/49	150,000	132,424
LifePoint Health, Inc. 9.875%, due 08/15/30[4]	77,000	83,373
10.000%, due 06/01/32[4]	15,000	15,448
11.000%, due 10/15/30[4]	75,000	82,678
Prime Healthcare Services, Inc., 9.375%, due 09/01/29[4]	64,000	66,042
Star Parent, Inc., 9.000%, due 10/01/30[4]	64,000	67,753
Tenet Healthcare Corp., 6.125%, due 06/15/30	96,000	97,470
UnitedHealth Group, Inc., 4.625%, due 07/15/35	40,000	38,842
		1,065,337
Home builders—0.0%†
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.625%, due 08/01/29[4]	37,000	35,471
Installed Building Products, Inc., 5.750%, due 02/01/28[4]	59,000	58,894
		94,365
Home furnishings—0.1%
Whirlpool Corp., 6.125%, due 06/15/30	245,000	247,723
Housewares—0.0%†
Newell Brands, Inc. 6.375%, due 05/15/30	25,000	24,656
Steps to 7.375% on 10/01/25
6.875%, due 04/01/36	27,000	26,383
Steps to 7.500% on 10/01/25
7.000%, due 04/01/46	5,000	4,345
		55,384
Insurance—0.4%
Allstate Corp., 5.550%, due 05/09/35	100,000	103,979

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Face amount	Value
Corporate bonds—(continued)
Insurance—(concluded)
Aon Global Ltd., 4.750%, due 05/15/45	$100,000	$87,413
Berkshire Hathaway Finance Corp., 4.250%, due 01/15/49	100,000	83,207
Hartford Insurance Group, Inc., 6.100%, due 10/01/41	150,000	156,160
Marsh & McLennan Cos., Inc., 5.000%, due 03/15/35	150,000	150,598
MetLife, Inc., 4.125%, due 08/13/42	130,000	109,089
Metropolitan Life Global Funding I, 5.150%, due 03/28/33[4]	150,000	154,220
Teachers Insurance & Annuity Association of America, 4.270%, due 05/15/47[4]	50,000	40,296
		884,962
Internet—0.3%
Amazon.com, Inc., 2.500%, due 06/03/50	150,000	89,288
Expedia Group, Inc., 3.800%, due 02/15/28	100,000	99,036
Meta Platforms, Inc., 5.400%, due 08/15/54	50,000	47,964
Netflix, Inc., 4.875%, due 06/15/30[4]	100,000	102,893
Snap, Inc., 6.875%, due 03/01/33[4]	45,000	45,468
Uber Technologies, Inc., 4.800%, due 09/15/34	150,000	148,285
Wayfair LLC, 7.250%, due 10/31/29[4]	100,000	101,963
		634,897
Investment companies—0.3%
Blue Owl Technology Finance Corp. 6.100%, due 03/15/28[4]	172,000	174,153
6.750%, due 04/04/29	125,000	129,387
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.250%, due 05/15/27	189,000	184,372
6.250%, due 05/15/26	51,000	50,915
9.750%, due 01/15/29	50,000	49,705
10.000%, due 11/15/29[4]	5,000	4,950
		593,482
Iron & steel—0.1%
Cleveland-Cliffs, Inc. 6.875%, due 11/01/29[4]	45,000	45,704
7.000%, due 03/15/32[4]	92,000	91,462
7.500%, due 09/15/31[4]	25,000	25,343
		162,509
Leisure time—0.3%
Carnival Corp. 5.875%, due 06/15/31[4]	60,000	61,509
6.000%, due 05/01/29[4]	92,000	93,193
	Face amount	Value
Corporate bonds—(continued)
Leisure time—(concluded)
NCL Corp. Ltd. 5.875%, due 03/15/26[4]	$8,000	$8,019
6.750%, due 02/01/32[4]	131,000	135,102
Pinnacle Bidco PLC, 8.250%, due 10/11/28[7]	100,000	122,674
Royal Caribbean Cruises Ltd. 5.500%, due 04/01/28[4]	10,000	10,179
5.625%, due 09/30/31[4]	68,000	69,086
6.000%, due 02/01/33[4]	11,000	11,286
6.250%, due 03/15/32[4]	30,000	30,962
7.500%, due 10/15/27	25,000	26,435
Sabre GLBL, Inc., 10.750%, due 11/15/29[4]	57,000	55,104
		623,549
Lodging—0.1%
Hilton Grand Vacations Borrower LLC/ Hilton Grand Vacations Borrower, Inc. 4.875%, due 07/01/31[4]	94,000	87,525
5.000%, due 06/01/29[4]	25,000	24,179
6.625%, due 01/15/32[4]	40,000	40,816
		152,520
Machinery-diversified—0.2%
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC, 9.000%, due 02/15/29[4]	89,000	93,391
Regal Rexnord Corp., 6.400%, due 04/15/33	150,000	159,583
Westinghouse Air Brake Technologies Corp., 5.611%, due 03/11/34	150,000	155,676
		408,650
Media—0.7%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[4]	143,000	131,905
4.250%, due 01/15/34[4]	40,000	34,731
4.750%, due 03/01/30[4]	122,000	117,250
5.375%, due 06/01/29[4]	139,000	137,921
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.200%, due 03/15/28	250,000	248,523
Comcast Corp., 2.887%, due 11/01/51	239,000	143,090
Directv Financing LLC, 8.875%, due 02/01/30[4]	131,000	130,043
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, due 08/15/27[4]	15,000	14,925
10.000%, due 02/15/31[4]	13,000	12,924
DISH Network Corp., 11.750%, due 11/15/27[4]	85,000	89,868
Nexstar Media, Inc., 4.750%, due 11/01/28[4]	45,000	44,173
Sirius XM Radio LLC 3.875%, due 09/01/31[4]	52,000	46,765

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Face amount	Value
Corporate bonds—(continued)
Media—(concluded)
4.125%, due 07/01/30[4]	$59,000	$54,858
5.500%, due 07/01/29[4]	35,000	34,950
Time Warner Cable LLC, 6.550%, due 05/01/37	25,000	25,896
Univision Communications, Inc. 4.500%, due 05/01/29[4]	40,000	37,518
7.375%, due 06/30/30[4]	63,000	63,344
8.000%, due 08/15/28[4]	20,000	20,759
8.500%, due 07/31/31[4]	65,000	66,980
Walt Disney Co., 4.950%, due 10/15/45	120,000	110,880
		1,567,303
Mining—0.0%†
Fortescue Treasury Pty. Ltd. 5.875%, due 04/15/30[4]	15,000	15,319
6.125%, due 04/15/32[4]	76,000	78,001
		93,320
Miscellaneous manufacturers—0.1%
Amsted Industries, Inc. 4.625%, due 05/15/30[4]	60,000	57,773
6.375%, due 03/15/33[4]	86,000	88,088
Axon Enterprise, Inc., 6.250%, due 03/15/33[4]	43,000	44,450
		190,311
Office & business equipment—0.0%†
Zebra Technologies Corp., 6.500%, due 06/01/32[4]	33,000	33,887
Oil & gas—0.4%
Aker BP ASA, 3.750%, due 01/15/30[4]	150,000	144,365
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, due 06/30/29[4]	87,000	86,790
6.625%, due 10/15/32[4]	50,000	50,900
Civitas Resources, Inc., 8.750%, due 07/01/31[4]	81,000	83,326
ConocoPhillips Co., 3.758%, due 03/15/42	50,000	39,869
EQT Corp., 3.125%, due 05/15/26[4]	150,000	148,245
Equinor ASA, 4.800%, due 11/08/43	50,000	46,148
Exxon Mobil Corp., 4.114%, due 03/01/46	50,000	41,149
Marathon Petroleum Corp., 4.750%, due 09/15/44	60,000	50,542
Nabors Industries, Inc., 9.125%, due 01/31/30[4]	37,000	37,915
Shell Finance U.S., Inc., 4.375%, due 05/11/45	100,000	85,150
Sunoco LP, 7.250%, due 05/01/32[4]	89,000	94,151
	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Transocean Aquila Ltd., 8.000%, due 09/30/28[4]	$16,308	$16,745
Transocean Titan Financing Ltd., 8.375%, due 02/01/28[4]	71,238	73,118
Transocean, Inc., 8.750%, due 02/15/30[4]	3,750	3,970
		1,002,383
Oil & gas services—0.3%
Archrock Partners LP/Archrock Partners Finance Corp., 6.250%, due 04/01/28[4]	11,000	11,037
Bristow Group, Inc., 6.875%, due 03/01/28[4]	208,000	208,320
Oceaneering International, Inc., 6.000%, due 02/01/28	170,000	171,761
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 09/01/27	29,000	29,006
7.125%, due 03/15/29[4]	182,000	186,564
Weatherford International Ltd., 8.625%, due 04/30/30[4]	40,000	40,996
		647,684
Pharmaceuticals—0.4%
AbbVie, Inc., 4.450%, due 05/14/46	200,000	171,836
Pfizer, Inc., 7.200%, due 03/15/39	270,000	320,101
Teva Pharmaceutical Finance Netherlands II BV, 3.750%, due 05/09/27	100,000	117,924
Teva Pharmaceutical Finance Netherlands IV BV, 5.750%, due 12/01/30	225,000	229,359
		839,220
Pipelines—0.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375%, due 06/15/29[4]	37,000	36,779
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.250%, due 07/15/32[4]	82,000	87,021
Buckeye Partners LP 6.750%, due 02/01/30[4]	62,000	64,396
6.875%, due 07/01/29[4]	22,000	22,800
CNX Midstream Partners LP, 4.750%, due 04/15/30[4]	105,000	99,601
Enbridge Energy Partners LP, 7.375%, due 10/15/45	100,000	114,923
Energy Transfer LP 5.400%, due 10/01/47	50,000	44,548
3 mo. USD Term SOFR + 3.279% 7.575%, due 11/01/66[5]	75,000	74,813
Howard Midstream Energy Partners LLC, 7.375%, due 07/15/32[4]	107,000	111,582

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Kinder Morgan, Inc. 4.300%, due 03/01/28	$150,000	$150,571
5.550%, due 06/01/45	170,000	159,810
Plains All American Pipeline LP/PAA Finance Corp., 5.700%, due 09/15/34	200,000	204,017
Sabine Pass Liquefaction LLC, 5.000%, due 03/15/27	80,000	80,453
Targa Resources Corp., 4.200%, due 02/01/33	150,000	141,383
Venture Global LNG, Inc. 7.000%, due 01/15/30[4]	2,000	2,061
8.125%, due 06/01/28[4]	35,000	36,267
8.375%, due 06/01/31[4]	40,000	41,967
9.875%, due 02/01/32[4]	97,000	105,621
Western Midstream Operating LP 4.650%, due 07/01/26	100,000	99,900
6.150%, due 04/01/33	100,000	104,480
		1,782,993
Real estate—0.1%
Jones Lang LaSalle, Inc., 6.875%, due 12/01/28	200,000	214,892
Real estate investment trusts—0.4%
Extra Space Storage LP, 5.400%, due 02/01/34	200,000	203,773
Iron Mountain, Inc., 5.625%, due 07/15/32[4]	55,000	54,515
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.750%, due 06/15/29[4]	45,000	44,003
MPT Operating Partnership LP/MPT Finance Corp., 5.000%, due 10/15/27	56,000	53,047
Public Storage Operating Co., 2.250%, due 11/09/31	200,000	176,957
Service Properties Trust 4.750%, due 10/01/26	33,000	32,696
5.250%, due 02/15/26	96,000	95,962
8.625%, due 11/15/31[4]	67,000	71,414
Uniti Group LP/Uniti Group Finance 2019, Inc./ CSL Capital LLC 6.500%, due 02/15/29[4]	167,000	159,051
10.500%, due 02/15/28[4]	75,000	78,917
		970,335
Retail—0.5%
Academy Ltd., 6.000%, due 11/15/27[4]	45,000	45,047
Asbury Automotive Group, Inc., 4.625%, due 11/15/29[4]	20,000	19,424
Bath & Body Works, Inc. 6.625%, due 10/01/30[4]	82,000	84,180
6.875%, due 11/01/35	25,000	26,038
	Face amount	Value
Corporate bonds—(continued)
Retail—(concluded)
Home Depot, Inc. 3.350%, due 09/15/25	$40,000	$39,981
3.350%, due 04/15/50	150,000	104,176
LCM Investments Holdings II LLC 4.875%, due 05/01/29[4]	90,000	88,381
8.250%, due 08/01/31[4]	41,000	43,474
Lithia Motors, Inc., 4.375%, due 01/15/31[4]	76,000	72,233
McDonald's Corp. 3.800%, due 04/01/28	250,000	248,744
4.875%, due 12/09/45	20,000	18,109
Patrick Industries, Inc., 6.375%, due 11/01/32[4]	67,000	67,965
Raising Cane's Restaurants LLC, 9.375%, due 05/01/29[4]	178,000	187,632
White Cap Buyer LLC, 6.875%, due 10/15/28[4]	48,000	47,947
		1,093,331
Semiconductors—0.2%
Broadcom, Inc., 4.926%, due 05/15/37[4]	150,000	145,892
NVIDIA Corp., 2.850%, due 04/01/30	100,000	95,573
NXP BV/NXP Funding LLC, 5.550%, due 12/01/28	100,000	103,565
		345,030
Software—0.4%
Cloud Software Group, Inc. 6.500%, due 03/31/29[4]	148,000	149,627
9.000%, due 09/30/29[4]	118,000	123,007
Microsoft Corp. 2.525%, due 06/01/50	120,000	73,359
3.500%, due 02/12/35	150,000	140,997
Open Text Corp., 3.875%, due 12/01/29[4]	30,000	28,279
Oracle Corp. 5.375%, due 07/15/40	216,000	209,039
5.375%, due 09/27/54	100,000	89,074
		813,382
Telecommunications—0.5%
AT&T, Inc. 3.800%, due 12/01/57	217,000	149,326
6.000%, due 08/15/40	180,000	186,948
Cisco Systems, Inc., 5.300%, due 02/26/54	50,000	48,085
Sprint LLC, 7.625%, due 03/01/26	150,000	150,746
Telecom Italia Capital SA, 7.721%, due 06/04/38	59,000	64,381
T-Mobile USA, Inc. 5.150%, due 04/15/34	200,000	202,255
5.650%, due 01/15/53	70,000	67,025

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Face amount	Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Verizon Communications, Inc., 2.355%, due 03/15/32	$209,000	$181,438
Viasat, Inc., 7.500%, due 05/30/31[4]	66,000	61,956
		1,112,160
Transportation—0.1%
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	160,000	153,548
Canadian Pacific Railway Co., 3.000%, due 12/02/41	150,000	109,434
United Parcel Service, Inc., 3.750%, due 11/15/47	50,000	37,753
		300,735
Trucking & leasing—0.3%
FTAI Aviation Investors LLC 5.500%, due 05/01/28[4]	380,000	379,862
7.875%, due 12/01/30[4]	78,000	82,910
Penske Truck Leasing Co. LP/PTL Finance Corp., 6.050%, due 08/01/28[4]	150,000	156,943
		619,715
Total corporate bonds (cost—$36,269,539)		35,336,922
Mortgage-backed securities—1.6%
Bank, Series 2020-BN30, Class A4, 1.925%, due 12/15/53	350,000	305,978
BMO Mortgage Trust, Series 2023-C4, Class A5, 5.117%, due 02/15/56[5]	500,000	510,528
BX Trust, Series 2025-ROIC, Class C, 1 mo. USD Term SOFR + 1.543% 5.906%, due 03/15/30[4,5]	124,514	123,931
CENT Trust, Series 2025-CITY, Class A, 5.091%, due 07/10/40[4,5]	500,000	506,582
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4, 4.228%, due 06/10/51[5]	350,000	347,962
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD Term SOFR + 2.364% 6.728%, due 07/15/38[4,5]	780,272	780,028
Flagstar Mortgage Trust, Series 2018-5, Class A2, 4.000%, due 09/25/48[4,5]	129,376	122,336
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[4]	425,000	120,058
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.835%, due 08/10/38[4]	520,000	509,687
	Face amount	Value
Mortgage-backed securities—(concluded)
MILE Trust, Series 2025-STNE, Class B, 1 mo. USD Term SOFR + 1.700% 6.063%, due 07/15/42[4,5]	$150,000	$150,047
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.376%, due 01/26/60[4,5]	2,352	2,333
Verus Securitization Trust, Series 2021-R1, Class A1, 0.820%, due 10/25/63[4,5]	40,585	39,055
Total mortgage-backed securities (cost—$3,917,497)		3,518,525
Non-U.S. government agency obligations—0.1%
Mexico Government International Bonds 4.750%, due 04/27/32 (cost—$204,168)	200,000	192,800
U.S. government agency obligations—14.0%
Federal Home Loan Mortgage Corp. 2.000%, due 05/01/51	1,437,001	1,149,859
2.500%, due 05/01/52	1,190,716	1,000,416
3.000%, due 11/01/46	64,953	58,075
3.000%, due 07/01/47	81,512	72,490
3.000%, due 08/01/47	82,674	73,524
4.000%, due 05/01/47	63,182	60,077
5.000%, due 03/01/38	6,709	6,840
5.500%, due 05/01/37	30,611	31,753
5.500%, due 08/01/40	5,864	6,093
6.500%, due 08/01/28	7,421	7,597
Federal National Mortgage Association 2.000%, due 11/01/50	832,751	667,924
2.000%, due 01/01/51	407,698	326,860
2.000%, due 03/01/51	405,010	324,363
2.500%, due 04/01/50	1,203,245	1,011,187
2.500%, due 05/01/51	697,084	584,308
2.500%, due 02/01/52	939,609	795,931
2.500%, due 03/01/52	1,585,464	1,321,837
3.000%, due 11/01/48	137,493	122,781
3.000%, due 02/01/50	143,597	126,168
3.500%, due 12/01/47	54,832	50,423
3.500%, due 02/01/48	379,290	348,869
4.000%, due 12/01/39	20,723	20,170
4.000%, due 02/01/41	10,585	10,301
4.500%, due 09/01/37	61,619	61,974
4.500%, due 07/01/47	32,479	31,806
5.000%, due 10/01/39	3,310	3,367
5.000%, due 05/01/40	2,840	2,886
5.500%, due 08/01/39	5,448	5,658
7.000%, due 08/01/32	45,578	48,155
Government National Mortgage Association 2.000%, due 03/20/51	1,066,575	873,396
2.500%, due 03/20/51	1,111,128	946,822
3.000%, due 01/20/47	31,279	28,063
3.000%, due 07/20/47	85,156	76,363
3.000%, due 08/20/47	64,402	57,753

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

	Face amount	Value
U.S. government agency obligations—(concluded)
3.500%, due 04/20/47	$79,078	$73,193
4.000%, due 07/15/42	20,406	19,574
5.000%, due 11/20/52	492,538	489,312
6.000%, due 11/20/28	82	83
6.000%, due 02/20/29	180	184
6.000%, due 02/20/34	154,747	161,799
Government National Mortgage Association, TBA 3.500%	1,500,000	1,364,492
4.000%	375,000	349,584
4.500%	400,000	385,043
6.000%	600,000	612,024
6.500%	400,000	411,476
Uniform Mortgage-Backed Security, TBA 3.000%	2,050,000	1,776,081
4.500%	3,150,000	3,029,828
5.000%	2,300,000	2,268,246
5.500%	3,875,000	3,897,746
6.000%	3,725,000	3,805,497
6.500%	1,875,000	1,943,138
Total U.S. government agency obligations (cost—$31,205,981)		30,901,389
U.S. Treasury obligations—1.0%
U.S. Treasury Notes 4.000%, due 05/31/30	1,950,000	1,977,041
4.250%, due 05/15/35	175,000	175,547
Total U.S. treasury obligations (cost—$2,127,440)		2,152,588
	Face amount	Value
Short term investments—2.2%
Investment companies—1.6%
State Street Institutional U.S. Government Money Market Fund, 4.235%[8] (cost—$3,500,876)	$3,500,876	$3,500,876
Short-term U.S. treasury obligations—0.6%
U.S. Treasury Bills, 4.219%, due 09/18/25[8] (cost—$1,397,298)	1,400,000	1,397,298
Total short term investments (Cost—$4,898,174)		4,898,174
	Number of shares
Investment of cash collateral from securities loaned—0.0%†
Money market funds—0.0%†
State Street Navigator Securities Lending Government Money Market Portfolio, 4.264%[8] (cost—$16,033)	16,033	16,033
Total investments (cost—$208,764,828)—108.5%		239,036,313
Liabilities in excess of other assets—(8.5)%		(18,651,857)
Net assets—100.0%		$220,384,456

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
53	USD	Russell 2000 Value Index Futures	September 2025	$5,676,035	$6,279,970	$603,935
U.S. Treasury futures buy contracts:
3	USD	U.S. Treasury Note 10 Year Futures	December 2025	$335,208	$337,500	$2,292
148	USD	U.S. Treasury Note 5 Year Futures	December 2025	16,139,161	16,201,375	62,214
Total				$22,150,404	$22,818,845	$668,441
Index futures sell contracts:
7	USD	S&P 500 E-Mini Index Futures	September 2025	$(2,131,170)	$(2,265,462)	$(134,292)
U.S. Treasury futures sell contracts:
10	USD	U.S. Treasury Note 2 Year Futures	December 2025	$(2,083,030)	$(2,085,391)	$(2,361)
3	USD	Ultra U.S. Treasury Bond Futures	December 2025	(350,433)	(349,687)	746
7	USD	Ultra U.S. Treasury Note 10 Year Futures	December 2025	(795,911)	(800,844)	(4,933)
Total				$(5,360,544)	$(5,501,384)	$(140,840)
Net unrealized appreciation (depreciation)						$527,601

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

Centrally cleared credit default swap agreements on credit indices—buy protection9

Referenced obligations	Implied credit spread as of August 31, 2025[10]	Notional amount (000)		Maturity date	Payment frequency	Payments made by the portfolio[12]	Upfront payments (received) made	Value	Unrealized appreciation (depreciation)
CDX.NA.IG.S44	N/A	USD	4,300	06/20/30	Quarterly	(1.000)%	$(78,056)	$(101,539)	$(23,483)
CDX.NA.HY.S44	N/A	USD	6,100	06/20/30	Quarterly	(5.000)	14,860	(501,230)	(516,090)
Total							$(63,196)	$(602,769)	$(539,573)

Centrally cleared credit default swap agreements on credit indices—sell protection11

Referenced obligations	Implied credit spread as of August 31, 2025[10]	Notional amount (000)		Maturity date	Payment frequency	Payments received by the portfolio[12]	Upfront payments (received) made	Value	Unrealized appreciation (depreciation)
CDX.NA.HY.S44	N/A	USD	3,000	06/20/30	Quarterly	5.000%	$184,165	$246,507	$62,342

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSB	CAD	700,000	USD	508,991	09/18/25	$(1,106)
SSB	EUR	460,000	USD	538,474	09/18/25	(203)
SSB	GBP	105,000	USD	142,592	09/18/25	652
Net unrealized appreciation (depreciation)						$(657)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2025 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$15,586,681	$—	$15,586,681
Corporate bonds	—	35,336,922	—	35,336,922
Mortgage-backed securities	—	3,518,525	—	3,518,525
Non-U.S. government agency obligations	—	192,800	—	192,800
U.S. government agency obligations	—	30,901,389	—	30,901,389
U.S. Treasury obligations	—	2,152,588	—	2,152,588
Common stocks	131,481,297	127	—	131,481,424
Preferred stocks	—	—	0	0
Exchange traded funds	14,951,777	—	—	14,951,777
Investment companies	3,500,876	—	—	3,500,876
Short-term U.S. Treasury obligations	—	1,397,298	—	1,397,298

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment of cash collateral from securities loaned	$16,033	$—	$—	$16,033
Futures contracts	669,187	—	—	669,187
Swap agreements	—	246,507	—	246,507
Forward foreign currency contracts	—	652	—	652
Total	$150,619,170	$89,333,489	$0	$239,952,659
Liabilities
Futures contracts	$(141,586)	$—	$—	$(141,586)
Swap agreements	—	(602,769)	—	(602,769)
Forward foreign currency contracts	—	(1,309)	—	(1,309)
Total	$(141,586)	$(604,078)	$—	$(745,664)

At August 31, 2025, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

2  Security, or portion thereof, was on loan at the period end.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $27,441,209, represented 12.5% of the Fund's net assets at period end.

5  Floating or variable rate securities. The rates disclosed are as of August 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

6  Perpetual investment. Date shown reflects the next call date.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Rate shown reflects yield at August 31, 2025.

9  If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

10  Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likeli-hood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

11  If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Payments made or received are based on the notional amount.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2025

Portfolio acronyms:

DAC  Designated Activity Company

ETF  Exchange Traded Fund

FRN  Floating Rate Note

HSBC  HSBC Bank PLC

MSCI  Morgan Stanley Capital International

SOFR  Secured Overnight Financing Rate

SSB  State Street Bank and Trust Co.

TBA  To-Be-Announced Security

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

USD  United States Dollar

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of assets and liabilities
August 31, 2025

Assets:
Investments, at value (cost—$208,764,828)[1]	$239,036,313
Foreign currency (cost—$22,845)	22,804
Cash collateral on futures	515,615
Cash collateral on swap agreements	237,535
Receivable for investments sold	382,324
Receivable for fund shares sold	1,000
Receivable for interest and dividends	793,234
Receivable for variation margin on futures contracts	94,985
Receivable for variation margin on centrally cleared swap agreements	13,637
Unrealized appreciation on forward foreign currency contracts	652
Other assets	20,189
Total assets	241,118,288
Liabilities:
Payable for cash collateral from securities loaned	16,033
Payable for investments purchased	20,123,252
Payable for fund shares redeemed	114,682
Payable to affiliate	265,148
Payable to custodian	26,058
Unrealized depreciation on forward foreign currency contracts	1,309
Accrued expenses and other liabilities	187,350
Total liabilities	20,733,832
Net assets	$220,384,456
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$171,984,141
Distributable earnings (accumulated losses)	48,400,315
Net assets	$220,384,456
Class A
Net assets	$189,035,088
Shares outstanding	3,602,783
Net asset value per share	$52.47
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$55.52
Class P
Net assets	$31,349,368
Shares outstanding	578,371
Net asset value, offering price and redemption value per share	$54.20

1  Includes $12,095,693 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the year ended August 31, 2025

Investment income:
Dividends	$1,675,880
Interest	3,764,323
Securities lending	5,970
Total income	5,446,173
Expenses:
Investment advisory and administration fees	1,097,829
Service fees—Class A	470,420
Transfer agency and related services fees—Class A	79,047
Transfer agency and related services fees—Class P	9,060
Custody and fund accounting fees	65,048
Trustees fees	24,837
Professional services fees	227,381
Printing and shareholder report fees	58,722
Federal and state registration fees	54,730
Insurance expense	1,409
Other expenses	77,227
Total expenses	2,165,710
Net investment income (loss)	3,280,463
Net realized gain (loss) on:
Investments	16,987,506
Options and swaptions written	6,790
Futures contracts	(460,808)
Swap agreements	314,756
Forward foreign currency contracts	(22,392)
Foreign currency transactions	(1,877)
Net realized gain (loss)	16,823,975
Change in net unrealized appreciation (depreciation) on:
Investments	267,916
Futures contracts	173,350
Swap agreements	(569,419)
Forward foreign currency contracts	1,772
Translation of other assets and liabilities denominated in foreign currency	(245)
Net change in unrealized appreciation (depreciation)	(126,626)
Net realized and unrealized gain (loss)	16,697,349
Net increase (decrease) in net assets resulting from operations	$19,977,812

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,
	2025	2024
From operations:
Net investment income (loss)	$3,280,463	$3,502,341
Net realized gain (loss)	16,823,975	14,690,723
Net change in unrealized appreciation (depreciation)	(126,626)	16,351,019
Net increase (decrease) in net assets resulting from operations	19,977,812	34,544,083
Total distributions—Class A	(14,874,520)	(2,603,195)
Total distributions—Class P	(2,370,171)	(532,924)
Total distributions	(17,244,691)	(3,136,119)
From beneficial interest transactions:
Proceeds from shares sold	1,444,819	1,783,454
Cost of shares redeemed	(28,636,079)	(25,928,760)
Shares issued on reinvestment of dividends and distributions	15,497,415	2,801,969
Net increase (decrease) in net assets from beneficial interest transactions	(11,693,845)	(21,343,337)
Net increase (decrease) in net assets	(8,960,724)	10,064,627
Net assets:
Beginning of year	229,345,180	219,280,553
End of year	$220,384,456	$229,345,180

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended August 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$51.80	$44.91	$45.40	$60.43	$52.91
Net investment income (loss)[1]	0.73	0.74	0.64	0.42	0.30
Net realized and unrealized gain (loss)	4.00	6.80	2.85	(6.37)	11.04
Net increase (decrease) from operations	4.73	7.54	3.49	(5.95)	11.34
Dividends from net investment income	(0.84)	(0.65)	(0.38)	(0.05)	(0.64)
Distributions from net realized gains	(3.22)	—	(3.60)	(9.03)	(3.18)
Total dividends and distributions	(4.06)	(0.65)	(3.98)	(9.08)	(3.82)
Net asset value, end of year	$52.47	$51.80	$44.91	$45.40	$60.43
Total investment return[2]	9.48%	16.97%	8.72%	(11.69)%	22.37%
Ratios to average net assets:
Expenses	1.02%	1.03%	1.00%	0.97%	0.94%
Net investment income (loss)	1.46%	1.56%	1.49%	0.81%	0.54%
Supplemental data:
Net assets, end of year (000's)	$189,035	$193,955	$186,809	$195,884	$243,513
Portfolio turnover	57%	58%	65%	96%	69%

Class P

	Years ended August 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$53.39	$46.26	$46.66	$61.87	$54.07
Net investment income (loss)[1]	0.90	0.89	0.78	0.57	0.46
Net realized and unrealized gains (losses)	4.11	7.01	2.94	(6.55)	11.30
Net increase (decrease) from operations	5.01	7.90	3.72	(5.98)	11.76
Dividends from net investment income	(0.98)	(0.77)	(0.52)	(0.20)	(0.78)
Distributions from net realized gains	(3.22)	—	(3.60)	(9.03)	(3.18)
Total dividends and distributions	(4.20)	(0.77)	(4.12)	(9.23)	(3.96)
Net asset value, end of year	$54.20	$53.39	$46.26	$46.66	$61.87
Total investment return[2]	9.76%	17.29%	9.02%	(11.44)%	22.69%
Ratios to average net assets:
Expenses	0.76%	0.76%	0.74%	0.70%	0.67%
Net investment income (loss)	1.72%	1.83%	1.76%	1.08%	0.81%
Supplemental data:
Net assets, end of year (000's)	$31,349	$35,390	$32,472	$32,019	$36,117
Portfolio turnover	57%	58%	65%	96%	69%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) LLC ("UBS AM or the "Advisor"), serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement dis-closures only and did not affect the Fund's financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity's chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund's portfolio management team acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund's long-term strategic asset allocation is pre-determined in accordance with the Fund's single investment objective which is executed by the Fund's portfolio managers as a team. The financial information in the form of the Fund's portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which are used by the CODM to assess the segment's performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as "total assets" and significant segment expenses are listed on the accompanying statement of operations.

UBS U.S. Allocation Fund

Notes to financial statements

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay

UBS U.S. Allocation Fund

Notes to financial statements

principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern Time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern Time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

UBS U.S. Allocation Fund

Notes to financial statements

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has engaged the Equities, Fixed Income, and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domes-tic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

UBS U.S. Allocation Fund

Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's portfolio of investments.

Investments

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally,

UBS U.S. Allocation Fund

Notes to financial statements

prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 there under. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in Fund's portfolio footnotes.

UBS U.S. Allocation Fund

Notes to financial statements

Securities traded on to-be-announced basis—The Fund may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options—The Fund may purchase put and call options, in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—The Fund may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which the Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which the Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

UBS U.S. Allocation Fund

Notes to financial statements

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of assets and liabilities.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations.

UBS U.S. Allocation Fund

Notes to financial statements

This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract.

However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest short-fall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which the Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit

UBS U.S. Allocation Fund

Notes to financial statements

indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearing house that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearing house or at the instruction of the clearing house; the margin required by a clearing house may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Although certain of a Fund's investments in derivatives may be intended to hedge risk from a portfolio implementation/economic perspective, derivatives are considered to be "non hedge transactions" for purposes of disclosure under US GAAP as reflected in the Fund's financial reports.

The volume of derivatives as disclosed in the Fund's portfolio of investments is representative of the volume of derivatives outstanding during the period ended August 31, 2025.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of August 31, 2025 is reflected in the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements

At August 31, 2025, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$65,252	$—	$—	$603,935	$669,187
Swap agreements	—	—	246,507	—	246,507
Forward foreign currency contracts	—	652	—	—	652
Total	$65,252	$652	$246,507	$603,935	$916,346

1  In the Statement of assets and liabilities, options and swaptions purchased, if any, are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$(7,294)	$—	$—	$(134,292)	$(141,586)
Swap agreements	—	—	(602,769)	—	(602,769)
Forward foreign currency contracts	—	(1,309)	—	—	(1,309)
Total	$(7,294)	$(1,309)	$(602,769)	$(134,292)	$(745,664)

1  In the Statement of assets and liabilities, options and swaptions written, if any, are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

During the period ended August 31, 2025, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Options and swaptions purchased	$—	$—	$9,310	$(262,675)	$(253,365)
Options and swaptions written	—	—	6,790	—	6,790
Futures contracts	(134,988)	—	—	(325,820)	(460,808)
Swap agreements	—	—	314,756	—	314,756
Forward foreign currency contracts	—	(22,392)	—	—	(22,392)
Total net realized gains (loss)	$(134,988)	$(22,392)	$330,856	$(588,495)	$(415,019)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

UBS U.S. Allocation Fund

Notes to financial statements

During the period ended August 31, 2025, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$103,488	$—	$—	$69,862	$173,350
Swap agreements	—	—	(569,419)	—	(569,419)
Forward foreign currency contracts	—	1,772	—	—	1,772
Total net change in unrealized appreciation (depreciation)	$103,488	$1,772	$(569,419)	$69,862	$(394,297)

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Fund typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At August 31, 2025, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS U.S. Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$916,346	$(745,664)
Derivatives not subject to a MNA or similar agreements	(915,694)	744,355
Total gross amount of assets and liabilities subject to MNA or similar agreements	$652	$(1,309)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
SSB	$652	$(652)	$—	$—
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
SSB	$(1,309)	$652	$—	$(657)

UBS U.S. Allocation Fund

Notes to financial statements

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the year ended August 31, 2025, UBS AM did not waive any investment advisory and administration fees. At August 31, 2025, the Fund owed UBS AM $185,603 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%, respectively through December 31, 2025. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2022, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended August 31, 2025, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended August 31, 2025, the Fund engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the Board.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A shares. At August 31, 2025, the Fund owed UBS AM (US) $79,545 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. UBS AM (US) has informed the Fund that for the period ended August 31, 2025, it earned $3,770 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended August 31, 2025, UBS Financial Services Inc. received from

UBS U.S. Allocation Fund

Notes to financial statements

BNY Mellon, not the Fund, $32,077 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At August 31, 2025, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$12,095,693	$16,033	$12,340,875	$12,356,908	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at August 31, 2025 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Fund	Equity securities	Corporate bonds	securities lending transactions
UBS U.S. Allocation Fund	$16,033	$—	$16,033

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund at the request of shareholders and other temporary or emergency

UBS U.S. Allocation Fund

Notes to financial statements

purposes. The expiration date of the line of credit agreement was March 31, 2025 and was renewed on April 1, 2025 with the same fees and terms expiring March 30, 2026.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay an annual 25 basis point commitment fee on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended August 31, 2025, the Fund did not borrow under the Committed Credit Facility.

Purchases and sales of securities

For the period ended August 31, 2025, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $117,281,281 and $127,066,320, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

For the year ended August 31, 2025:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,784	$303,443	22,179	$1,141,376
Shares repurchased	(409,911)	(20,528,735)	(151,194)	(8,107,344)
Dividends reinvested	262,625	13,194,262	44,462	2,303,153
Net increase (decrease)	(141,502)	$(7,031,030)	(84,553)	$(4,662,815)

For the year ended August 31, 2024:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,675	$265,937	31,081	$1,517,517
Shares repurchased	(470,329)	(22,025,208)	(80,681)	(3,903,552)
Dividends reinvested	49,754	2,298,620	10,592	503,349
Net increase (decrease)	(414,900)	$(19,460,651)	(39,008)	$(1,882,686)

Federal Tax Status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2025 and August 31, 2024 were as follows:

Distributions paid from:	2025	2024
Ordinary Income	$3,620,364	$3,136,119
Long term realized capital gains	13,624,327	—

UBS U.S. Allocation Fund

Notes to financial statements

Aggregate cost for federal income tax purposes, including derivatives, was $210,251,328; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$33,786,489
Gross unrealized depreciation	(5,001,504)
Net unrealized appreciation (depreciation)	$28,784,985

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, REIT/ROC open basis adjustments, retained capital gains, premium amortization accruals, and the tax treatment of certain derivative instruments.

At August 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,960,224
Undistributed long-term capital gain	16,679,996
Net unrealized appreciation of investments	28,785,243
Other temporary differences	(25,148)
Total accumulated earnings (deficit)	48,400,315

There were no reclassifications arising from permanent "book/tax" differences for the period ended August 31, 2025.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short term and/or long-term losses.

At August 31, 2025, the Fund had no net capital loss carryforward.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of August 31, 2025 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended August 31, 2025, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2025, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
UBS U.S. Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS U.S. Allocation Fund (the "Fund") (the sole fund constituting UBS Investment Trust (the "Trust")), including the portfolio of investments, as of August 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting the Trust) at August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
October 23, 2025

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and long-term capital gains are $1,578,500 and $13,624,327, respectively.

For the taxable period ended August 31, 2025, the Fund designates $1,639,148 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2025. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2026. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins
Chair

David R. Malpass

Investment Manager and
Administrator

UBS Asset Management (Americas) LLC
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2025. All rights reserved.
UBS Asset Management (Americas) LLC

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, NY 10019

S049

(b) Included as part of the financial statements to shareholders filed under Item 7(a) of this form.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) All board members and all members of any advisory board for regular compensation: $24,837

(2) Each board member and each member of an advisory board for special compensation: Not applicable.

(3) All officers: Not applicable.

(4) Each person of whom any officer or director of the registrant is an affiliated person: Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Background—At a meeting of the board of UBS Investment Trust (the "Trust") on July 15-16, 2025, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment advisory and administration contract, as amended (the "Investment Advisory and Administration Contract"), of the Trust with respect to its series, UBS U.S. Allocation Fund (the "Fund"), with UBS Asset Management (Americas) LLC ("UBS AM"). In preparing for the meeting, the Independent Trustees requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory, administrative and distribution arrangements for the Fund. The board reviewed and discussed with management the materials provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session, joined by their independent legal counsel, to review the disclosure that had been made to them. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Fund. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS

AM's investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

In connection with its consideration of the Fund's management fees, the board also received information from UBS AM with respect to fees paid by institutional or separate accounts; however, the board considered management's view that such fee information was less instructive given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that several senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $538 billion in assets under management as of March 31, 2025 and was part of the UBS Asset Management Division, which had approximately $1.8 trillion in assets under management worldwide as of March 31, 2025.

The board also considered management's discussions regarding recent financial combination transactions and organizational changes involving UBS AM and its affiliates. The board also was cognizant of, and considered, regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM. The board also reviewed and considered the written agreement between UBS AM and the Fund, which is separate from the Investment Advisory and Administration Contract, whereby UBS AM has agreed to permanently reduce its management fee based on the Fund's average daily net assets, which is discussed in more detail in the "Economies of scale" section, and considered the actual fee rate (after taking this agreement into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

The comparative Broadridge information showed that the Fund's Contractual Management Fee, Actual Management Fee and total expenses were below the respective medians in the Fund's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

In light of the foregoing, the board determined that the management fee continued to be appropriate under the circumstances and in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year, and since-inception periods ended March 31, 2025 and (b) annualized performance information for each year in the ten-year period ended March 31, 2025. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index.

The comparative Broadridge information showed that the Fund's performance was below the Performance Universe median for the one- and three-year periods, but above the Performance Universe median for the five- and ten-year periods and since inception. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Based on its review, the board concluded that the Fund's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund complex as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenues and expenses should be allocated, and the board considered management's explanation of changes to the methodology as a result of internal restructuring at UBS AM. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Fund's assets grew, whether the Fund has appropriately benefited from any material unshared economies of scale over time, and whether there is potential for realization of any further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund's Contractual Management Fee contained a single breakpoint and that the Fund's assets were below the breakpoint as of March 31, 2025.

While the Fund's Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS AM, whereby UBS AM agreed to permanently reduce its Contractual Management Fee at higher asset levels by utilizing several additional breakpoints based on the Fund's average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS AM's profitability data, the Actual Management Fee, the Contractual Management Fee, the breakpoints currently in place for the Fund and the current assets of the Fund, the board believed that UBS AM's arrangement for sharing of potential and current economies of scale with the Fund was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with their independent legal counsel at which no representatives of UBS AM were present.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable to the registrant.

(a)	(3) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(4) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to the registrant.

(b)	(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(c)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(d)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended is attached hereto as Exhibit EX-99. IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 10, 2025

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	November 10, 2025